================================================================================










                           TRANSFER AND SALE AGREEMENT


                                     between


                             FIDELITY LEASING, INC.
                                    as Seller


                                       and


                    FIDELITY EQUIPMENT LEASE DEPOSITOR I, LLC
                               as Trust Depositor


                            Dated as of June 2, 1999








================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                                        ARTICLE I

                                                       DEFINITIONS

Section 1.01        General.......................................................................................1


                                                       ARTICLE II

                                     TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT

Section 2.01        Closing.......................................................................................1
Section 2.02        Conditions to the Closing.....................................................................3
Section 2.03        Assignment of Agreement.......................................................................3
Section 2.04        Acknowledgment with Respect to Prior Transactions.............................................4
Section 2.05        Release of Excluded Amounts...................................................................4
Section 2.06        Delivery of Instruments.......................................................................4


                                                       ARTICLE III

                                             REPRESENTATIONS AND WARRANTIES

Section 3.01        Representations and Warranties of the Seller..................................................4
Section 3.02        Representations and Warranties of Fidelity....................................................6


                                                       ARTICLE IV

                               PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

Section 4.01        Custody of Contracts..........................................................................6
Section 4.02        Filing........................................................................................6
Section 4.03        Name Change or Relocation.....................................................................7
Section 4.04        Sale Treatment................................................................................7


                                                        ARTICLE V

                                                      MISCELLANEOUS

Section 5.01        Prohibited Transactions with Respect to the Trust Depositor...................................8
Section 5.02        Termination...................................................................................8
Section 5.03        Assignment or Delegation by the Seller........................................................8
Section 5.04        Amendment.....................................................................................8
Section 5.05        Notices.......................................................................................9
Section 5.06        Merger and Integration.......................................................................10
Section 5.07        Headings.....................................................................................10
Section 5.08        GOVERNING LAW................................................................................10
Section 5.09        No Bankruptcy Petition.......................................................................10
Section 5.10        Third Party Beneficiaries....................................................................10
Section 5.11        Severability of Provisions...................................................................10
Section 5.12        No Waiver; Cumulative Remedies...............................................................10
Section 5.13        Counterparts.................................................................................11


EXHIBITS
--------
Exhibit A         Form of Assignment
Exhibit B         Purchase Price of Contracts

                           TRANSFER AND SALE AGREEMENT

                  This TRANSFER AND SALE AGREEMENT, dated as of June 2, 1999, is made between Fidelity Leasing, Inc. ("Fidelity or the "Seller"), as the seller hereunder, and Fidelity Equipment Lease Depositor I, LLC, as the purchaser hereunder (the "Trust Depositor").

                  WHEREAS, the Seller and the Trust Depositor wish to set forth the terms and conditions pursuant to which the Trust Depositor will acquire all right, title and interest of the Seller in and to the Initial Contracts on the Closing Date (such Initial Contracts together with certain related property as more fully described herein, constituting the "Contract Assets" as more particularly defined below);

                  WHEREAS, the Trust Depositor intends concurrently with the transfer of the Contract Assets hereunder to convey all right, title and interest in such Contracts to Fidelity Equipment Lease Trust 1999-1 (the "Trust") pursuant to a Sale and Servicing Agreement dated as of June 2, 1999 by and among the Trust, the Trust Depositor, Fidelity Leasing, Inc., as Seller and Servicer, the Back-Up Servicer (as defined therein), the Collateral Custodian (as defined therein) and the Indenture Trustee (as defined therein) (the "Sale and Servicing Agreement") executed concurrently herewith;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Seller and the Trust Depositor agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 General. Unless otherwise defined in this Agreement, capitalized terms used herein (including in the preamble above) shall have the meanings assigned to them in the Sale and Servicing Agreement, and if not defined therein, shall have the meanings assigned to them in the Indenture.


                                   ARTICLE II

                 TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT

                  Section 2.01 Closing. Subject to and upon the terms and conditions set forth in this Agreement, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Trust Depositor on the Closing Date, in consideration of the Trust Depositor's payment of the purchase price to the Seller set forth on Exhibit B hereto in cash as the purchase price therefor, all the right, title and interest of the Seller in and to the following items (items (a)-(g) below, being collectively referred to herein as the "Contract Assets"):

                  (a) the Initial Contracts, and all monies due or to become due in payment of such Contracts on and after the Initial Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Defaulted Contract Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the Cutoff Date or any Excluded Amounts;

                  (b) the Financed Items related to such Contracts, including all proceeds from any sale or other disposition of such Financed Items (but subject to the exclusion and release herein of Excluded Amounts);

                  (c) the Contract Files;

                  (d) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreement and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (e) all Insurance Proceeds with respect to each such Contract;

                  (f) all income from and proceeds of the foregoing; and

                  (g) the security interest of the Seller or its affiliates in the Equipment or other property securing such Contracts and the proceeds thereof.

The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor of (i) any obligation of the Seller in connection with the Contract Assets, (ii) any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or any other Person in respect of services not financed by the Seller, (iii) any taxes, fees, or other charges imposed by any Governmental Authority, or (iv) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder. Although the Seller and the Trust Depositor agree that any such transfer is intended to be a sale of ownership of the Contract Assets, rather than the mere granting of a security interest to secure a borrowing, in the event any such transfer is deemed to be of a mere security interest to secure indebtedness, the Seller shall be deemed to have granted the Trust Depositor a perfected first priority security interest in such Contract Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Notes, in the order and priorities, and subject to the other terms and conditions of, the Sale and Servicing Agreement and the Indenture, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, repledge and reassign (i) all or a portion of the Contract Assets pledged to the Trust Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by the Trust Depositor with or without a repledge and reassignment by the Trust Depositor of its rights under this Agreement, and without further notice to or acknowledgments from the Seller. The Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Trust Depositor or any assignee of the Trust Depositor relating to such action by the Trust Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

                  Section 2.02 Conditions to the Closing. On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Trust Depositor (or in the case of the Contract Files, to the Collateral Custodian) each of the documents, certificates and other items as follows:

                  (a) a List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Seller together with an Assignment substantially in the form attached as Exhibit A hereto;

                  (b) a certificate of an officer of the Seller substantially in the form of Exhibit C-2 to the Sale and Servicing Agreement;

                  (c) an opinion of counsel for the Seller substantially in the form of Exhibit E to the Sale and Servicing Agreement;

                  (d) a letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to the Trust Depositor and the Indenture Trustee and stating that such firm has reviewed a sample of the Contracts and performed specific procedures for such sample with respect to certain contract terms and identifying those Contracts which do not so conform;

                  (e) copies of resolutions of the board of directors of the Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Seller;

                  (f) officially certified recent evidence of due incorporation or other formation and good standing of the Seller under the laws of its jurisdiction of organization;

                  (g) the Seller shall have delivered the related Contract Files to the Collateral Custodian; (h) evidence of proper filing with appropriate offices in the UCC Filing Locations of UCC financing statements executed by the Seller, as debtor, naming the Trust Depositor as secured party and the Trust as assignee and identifying the Contract Assets as collateral;

                  (i) a fully executed Transfer and Sale Agreement; and

                  (j) a fully executed Sale and Servicing Agreement, together with the documents, certificates and other items described in Section
         2.02 of the Sale and Servicing Agreement, to the extent not already described above.

                  Section 2.03 Assignment of Agreement. The parties hereto expressly acknowledge and agree that the Trust Depositor has the right to assign its interest under this Agreement to the Trust as may be required to effect the purposes of the Sale and Servicing Agreement, and that the Trust will in turn have the right to assign such interest to the Indenture Trustee as may be required to effect the purposes of the Indenture. The parties hereto further acknowledge and agree that each such assignment may be made without further notice to, or consent of, the Seller, and the Trust and the Indenture Trustee shall succeed to such of the rights of the Trust Depositor hereunder as shall be so assigned.

                  Section 2.04 Acknowledgment with Respect to Prior Transactions. Each party hereto hereby represents to the other parties hereto that the Recitals to this Agreement are true and correct insofar as they relate to such party, and acknowledges and agrees that the sales of Contract Assets by the Seller and the other transactions contemplated hereby are undertaken by Fidelity Leasing, Inc. as described therein.

                  Section 2.05 Release of Excluded Amounts. Immediately upon the release to the Trust Depositor by the Trust of Excluded Amounts, the Trust Depositor hereby irrevocably agrees to release to the Seller such Excluded Amounts, which release shall be automatic and shall require no further act by the Trust Depositor, provided, that the Trust Depositor shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Excluded Amounts, as may be reasonably requested by the Seller.
                  Section 2.06 Delivery of Instruments. On the Closing Date, the Seller shall deliver possession of all "instruments" (within the meaning of Article 9 of the UCC) not constituting part of chattel paper (within the meaning of such Article 9), which evidence any Contract to the Trust Depositor, in each case endorsed in blank without recourse. Pursuant to Section 2.06 of the Sale and Servicing Agreement, the Trust Depositor is required to deliver any such instrument to the Trust (or the Owner Trustee on its behalf), which in turn (pursuant to Section 2.06 of the Sale and Servicing Agreement and Section 3.05 of the Indenture) is required to deliver such instruments to the Indenture Trustee as pledgee under the Indenture. Accordingly, the Trust Depositor hereby authorizes and directs the Seller to deliver possession of any such instruments to the Trust (or the Owner Trustee on its behalf) on behalf of and for the account of the Trust Depositor, and agrees that such delivery shall satisfy the condition set forth in the first sentence of this Section 2.06. The Seller shall also identify on the related List of Contracts, whether by attached schedule or marking or other effective identifying designation, all Contracts which are or are evidenced by such instruments.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01 Representations and Warranties of the Seller. The Seller makes the following representations and warranties, on which the Trust Depositor will rely in purchasing Contract Assets from the Seller on the Closing Date and on which the Noteholders and the Trustees will rely under the Indenture. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date.

                  (a) Due Organization and Good Standing. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and is duly qualified to do business, and is in good standing, in such jurisdiction and in every other jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) Due Authorization and No Conflict. The execution, delivery and performance by the Seller of this Agreement and all other Transaction Documents to which it is a party, and the transactions contemplated hereby and thereby, are within the Seller's corporate or other powers, have been duly authorized by all necessary corporate or other action on the part of the Seller, do not contravene (i) the Seller's charter or by-laws, (ii) any law, rule or regulation applicable to the Seller, (iii) any contractual restriction contained in any indenture, loan or credit agreement, contract, mortgage, security agreement, bond, note, or other agreement or instrument binding on the Seller or its property (except to the extent waived in writing by the party having the benefit of such restriction) or (iv) any order, writ, judgment, award, injunction or decree binding on the Seller or its property, and do not result in or require the creation of any adverse claim upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, contract, mortgage, security agreement, bond, note or other material agreement binding on the Seller or its property (other than in favor of the Trust Depositor as contemplated hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement has been duly executed and delivered on behalf of the Seller.

                  (c) Governmental Consent. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Seller of this Agreement or any other agreement, document or instrument to be delivered hereunder.

                  (d) No Litigation. There are no actions, suits or proceedings pending, or to the knowledge of the Seller threatened in writing, against the Seller or any of its subsidiaries, or the property of the Seller or any of its subsidiaries, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of any Transaction Document or any action to be taken by the Seller in connection therewith, or
(ii) seek to prevent the consummation of the transactions contemplated by this Agreement and the other Transaction Documents. The Seller is not in default with respect to any order of any Governmental Authority.

                  (e) Use of Proceeds. No proceeds of any sale will be used by the Seller to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (f) Perfection of Interest in Contract Assets. Prior to the Trust Depositor's purchase and/or acquisition of each Contract Asset to be sold by the Seller hereunder, each Contract Asset shall, together with the Contract related thereto, be owned by the Seller, free and clear of any adverse claim arising as a result of any action taken by the Seller, and upon each purchase, the Trust Depositor shall acquire all of the right, title and interest of the Seller in each Contract Asset then existing or thereafter arising and in the related security, Collections and Financed Items (except Software) (if any) with respect thereto, in each case free and clear of any adverse claim arising as a result of any action taken by the Seller; and no effective financing statement or other instrument similar in effect filed by or permitted to be filed by the Seller covering any Contract Asset, the related security, Collections or the other Contract Asset with respect thereto shall at any time be on file in any recording office except as such may be filed in favor of the Trust Depositor or its assignees in accordance with this Agreement, and, with respect to the Financed Items, against the related Obligor in favor of Fidelity or its predecessor in interest.

                  (g) Location of Chief Executive Office and Records. The chief place of business and chief executive office of the Seller is located at 1225 Wrights Lane, West Chester, Pennsylvania 19380.

                  (h) Transaction Documents. The Transaction Documents are the only agreements pursuant to which the Trust Depositor purchases Contracts and any other accounts receivable from the Seller, and the Transaction Documents represent all material agreements between the Seller and the Trust Depositor. All such Contract Assets are transferred without recourse to the Seller, except to the extent of the representations and warranties made by the Seller hereunder and under the Sale and Servicing Agreement and as otherwise expressly provided herein or therein.

                  (i) Solvency. The Seller is not "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code).

                  (j) No Fraudulent Conveyance. The transactions contemplated by this Agreement and by each of the Transaction Documents are being consummated by the Seller in furtherance of the Seller's ordinary business, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. By its receipt of the purchase price hereunder the Seller shall have received reasonably equivalent value for the Contract Assets sold or otherwise conveyed to the Trust Depositor under this Agreement.

                  Section 3.02 Representations and Warranties of Fidelity. Under the Sale and Servicing Agreement, the Seller will represent and warrant to, and covenant with, the Trust Depositor and for the benefit of the Trust, the Trustees, the Noteholders and the Certificateholder with respect to all the Contract Assets as provided in Sections 3.02, 3.03, 3.04 and 3.05 of the Sale and Servicing Agreement.

                                   ARTICLE IV

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

                  Section 4.01 Custody of Contracts. Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of the Collateral Custodian for the benefit of the Noteholders, the Certificateholder, the Indenture Trustee and the Trust as the owner thereof. The Seller agrees to cooperate with the Collateral Custodian and the Servicer in their efforts to comply with all of their obligations under the Sale and Servicing Agreement in respect of the Contract Assets, and acknowledges and consents to the transactions contemplated therein.


                  Section 4.02 Filing. On or prior to the Closing Date, the Seller shall cause the UCC financing statement(s) referred to in Section 2.02(h) hereof to be filed and from time to time. The Seller shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Trust Depositor or the Servicer may reasonably request to perfect and protect the Trust Depositor's ownership interest in the Contract Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

                  Section 4.03 Name Change or Relocation.

                  (a) During the term of this Agreement, the Seller shall not change its name, identity or structure or relocate its chief executive office, or relocate or establish a new location where Contract Files are maintained, without first giving at least 30 days' prior written notice to the Trust Depositor, the Indenture Trustee and the Owner Trustee (on behalf of the Trust).

                  (b) If any change in the Seller's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Seller, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's and the Indenture Trustee's interests in the Trust Assets and proceeds thereof. In addition, the Seller shall not change its place of business or its chief executive office (within the meaning of Article 9 of the UCC) from the location specified in Section 3.01(g) above, or relocate or establish a location where it maintains Contract Files which is other than in one the UCC Filing Locations, unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's and the Indenture Trustee's interest in the Contract Assets. Promptly after taking any of the foregoing actions, the Seller shall deliver to the Trust Depositor and the Trustees an opinion of counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Trust and the Indenture Trustee in the Contract Assets have been filed, and reciting the details of such filing.

                  Section 4.04 Sale Treatment. The Seller and the Trust Depositor shall treat the transfer of Contract Assets made hereunder for all purposes as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Without limiting the generality of the foregoing, such purposes include all financial accounting purposes; provided, however, that if GAAP principals require such assets be shown on the Seller's books, the Seller shall cause to be footnoted or otherwise indicated on its books that such assets are shown on the books of the Seller solely because of principles of consolidation under GAAP, that the Seller does not own such assets, and that such assets are owned by the Trust. Notwithstanding the preceding sentence, solely for state and federal income tax purposes the transfer of Contract Assets by the Seller hereunder may not be treated as a sale and purchase for state and federal income tax purposes so long as the Trust Depositor is disregarded as a separate entity pursuant to Treasury Regulations Sections 301.7701-3(b)(i)(ii).

                                   ARTICLE V

                                  MISCELLANEOUS

                  Section 5.01 Prohibited Transactions with Respect to the Trust Depositor. The Seller shall not:

                  (a) provide credit to any Noteholder for the purpose of enabling such Noteholder to purchase Notes; or

                  (b) purchase any Notes in an agency or trustee capacity;

                  (c) lend any money to the Trust Depositor.

                  Section 5.02 Termination. This Agreement shall terminate (after distribution of all amounts distributable pursuant to Section 7.05 of the Sale and Servicing Agreement) on the Distribution Date on which the principal balance of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes and the Certificate is reduced to zero; provided, however, that the Seller's representations and warranties, covenants and indemnities shall survive termination of this Agreement.

                  Section 5.03 Assignment or Delegation by the Seller. Except as specifically authorized hereunder, the Seller may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor, the Trust and the Indenture Trustee, and any attempt to do so without such consent shall be void.

                  Section 5.04 Amendment.

                  (a) This Agreement may be amended from time to time by the Seller and the Trust Depositor, with notice to the Rating Agencies and the Trustees, but without the consent of the Trust, the Indenture Trustee or any of the Noteholders or the Certificateholder to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an opinion of Counsel for the Seller acceptable to the Trustees, adversely affect the interests of any Noteholder or Certificateholder.

                  (b) This Agreement may also be amended from time to time by the Seller and the Trust Depositor, with notice to the Rating Agencies and with the consent of the Required Holders and the Trustees, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Trustees for the benefit of Noteholders or Certificateholder; provided, however, that no such amendment or waiver shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Note or Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all affected Securities then outstanding.

                  (c) Promptly after the execution of any amendment or consent pursuant to this Section 5.04, the Trust Depositor shall furnish written notification of the substance of such amendment and a copy of such amendment to the Trustees and the Rating Agencies.

                  (d) It shall not be necessary for the consent of Noteholders or the Certificateholder under this Section 5.04 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders and the Certificateholder shall be subject to such reasonable requirements as the Trustees may prescribe.

                  (e) Upon the execution of any amendment or consent pursuant to this Section 5.04, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Notes and Certificates theretofore or thereafter issued hereunder shall be bound thereby.


                  Section 5.05 Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier for delivery the next Business Day, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

(i)      If to the Seller:

         Fidelity Leasing, Inc.
         1255 Wrights Lane
         West Chester, Pennsylvania  19380
         Attention:
         Facsimile Number:  (610) 719-4515
         Telephone Number:  (610) 719-4500

(ii)     If to the Trust Depositor:

         Fidelity Equipment Lease Depositor I, LLC
         1255 Wrights Lane
         West Chester, Pennsylvania  19380
         Attention:
         Facsimile Number:  (610) 719-4515
         Telephone Number:  (610) 719-4500

(iii) If to the Servicer, Indenture Trustee, Owner Trustee, Collateral Custodian or Rating Agencies:

         At the address specified for Notices thereto in the Sale and Servicing Agreement.

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

                  All communications and notices pursuant hereto to a Noteholder shall be in writing and delivered or mailed at the address shown in the Note Register.

                  Section 5.06 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

                  Section 5.07 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


                  Section 5.08 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                  Section 5.09 No Bankruptcy Petition. The Seller covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor, or join any other Person in instituting against the Trust Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 5.09 will survive the termination of this Agreement.

                  Section 5.10 Third Party Beneficiaries. The Trust and each Trustee is a third-party beneficiary to this Agreement to the extent of rights and benefits specifically granted or established hereunder in favor of the Trust or such Trustee in its capacity as such Trustee, and may enforce the provisions hereof in such regard as if it were a direct party hereto.

                  Section 5.11 Severability of Provisions. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

                  Section 5.12 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trust Depositor (or any assignee thereof) or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein, provided are cumulative and not exhaustive (except to the extent specifically provided herein) of any rights, remedies, powers or privileges provided by law.

                  Section 5.13 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.





                     [remainder of page intentionally blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.



                                 FIDELITY EQUIPMENT LEASE DEPOSITOR I, LLC



                                 By:      _________________________________
                                          Name:
                                          Title:



                                 FIDELITY LEASING, INC.


                                 By:      ___________________________________
                                          Name:
                                          Title:

                                    Exhibit A

                               FORM OF ASSIGNMENT

                  In accordance with the Transfer and Sale Agreement (the "Agreement") dated as of June 2, 1999 made by and between the undersigned, as the Seller thereunder ("Seller"), and the Fidelity Equipment Lease Depositor I, LLC, as purchaser thereunder (the "Trust Depositor"), the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust Depositor all its right, title and interest in and to:

                  (a) the Initial Contracts, and all monies due or to become due in payment of such Contracts on and after the Initial Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Defaulted Contract Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the Cutoff Date or any Excluded Amounts;

                  (b) the Financed Items related to such Contracts, including all proceeds from any sale or other disposition of such Financed Items (but subject to the exclusion and release herein of Excluded Amounts);

                  (c) the Contract Files;

                  (d) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreement and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (e) all Insurance Proceeds with respect to each such Contract;

                  (f) all income from and proceeds of the foregoing; and

                  (g) the security interest of the Seller or its affiliates in the Equipment or other property securing such Contracts and the proceeds thereof.

                  This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the Agreement and no others. Capitalized terms used in this Assignment and not defined shall have the same meanings as such terms would have if used in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this 2nd day of June, 1999.


                              FIDELITY LEASING, INC.


                              By:      _________________________________________
                                       Name:
                                       Title:


                              FIDELITY EQUIPMENT LEASE DEPOSITOR I, LLC


                              By:
                                       Name:
                                       Title:

                                    Exhibit B



                    Purchase Price of Contracts: $142,036,314